UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 15, 2005


                             AB HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                              93-1143627
--------------------------------------------------------------------------------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

    92365 Riekkola Rd., Astoria, OR                         97103
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)

                                 (503) 861-1812
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


   --------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         In connection with the dissolution and liquidation of the Company, as described in a Definitive Proxy Statement on Schedule 14A filed on November 8, 2005 ("PROXY STATEMENT"), Larry R. Inman, President (principal executive officer), and Michael R. Wallis, CFO and Vice President of Finance (principal financial and accounting officer), will each be terminated as officers and employees of the Company effective as of December 31, 2005. The terminations trigger termination payments pursuant to Change in Control Agreements, as previously disclosed in the Proxy Statement. The termination payments are equal to one year's annual base salary and a bonus of $5,000 for each year of service in excess of five years. The benefits include up to $5,000 worth of outplacement services and continued employee benefit coverage for a one year period. The value of the payments and benefits to each employee are as follows:

------------------------------------------- ------------------------------------
                                               APPROXIMATE VALUE OF TERMINATION
NAME AND POSITION                                  PAYMENTS AND BENEFITS
------------------------------------------- ------------------------------------
Larry R. Inman, President, Chairman of the               $240,886
Board and director
------------------------------------------- ------------------------------------
Michael R. Wallis, CFO and Vice President                $139,185
of Finance
------------------------------------------- ------------------------------------
                        TOTAL                            $380,071
------------------------------------------- ------------------------------------

         Effective January 1, 2006, Larry R. Inman will be appointed as President (principal executive officer) of the Company and Michael R. Wallis will be appointed as CFO, Vice President of Finance and Secretary (principal financial and accounting officer) of the Company to comply with Delaware law during the 3-year statutory period during which the Company will continue to exist after the filing of the Certificate of Dissolution. Messrs. Wallis and Inman will not receive any compensation after January 1, 2006.

ITEM 8.01. OTHER EVENTS.

         On December 15, 2005, the Company filed its Certificate of Dissolution with the Delaware Division of Corporations. As of the close of business on December 15, 2005, the Company closed its stock transfer books and no further stock transfers will be recognized. Trading of the Company's common stock on the OTC Bulletin Board has also ceased.

         There were 11,976,991 shares of the Company's common stock outstanding as of the close of business on December 15, 2005.

         The Company's paying agent will commence a one-time liquidating distribution on December 16, 2005 to stockholders of record as of December 15, 2005, by initiating a mailing to stockholders explaining the procedures for surrendering their stock certificates in order to receive payment. Stockholders will receive a one-time liquidating distribution of $0.171 per share of the Company's common stock upon compliance with the procedures described in the mailing. The Company does not expect to make any further liquidating distributions to stockholders.

         The Company will request relief from future filing obligations under the Securities Exchange Act of 1934. Therefore, the Company does not expect to file any further Quarterly Reports on Form 10-Q or

Annual Reports on Form 10-K. However, even if relief is granted the Company will continue to file Current Reports on Form 8-K to disclose material events relating to the dissolution and liquidation along with any other reports that the Securities and Exchange Commission may require. There can be no assurances that relief from future filing obligations will be granted.

         The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

         Some of the statements in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about the Company's plans, objectives, expectations, intentions and assumptions and other statements contained in the Current Report on Form 8-K and the press release that are not statements of historical fact. Forward looking statements include, but are not limited to, statements regarding the Company's plans with respect to its liquidating distribution to stockholders. In some cases, you can identify these statements by words such as "may," "will," "should," "estimates," "predicts," "potential," "continues," "strategy," "believes," "anticipates," "plans," "expects," "intends" and similar expressions. The Company cannot guarantee future results, levels of activity, performance or achievements. The Company's actual results and the timing of certain events may differ significantly from the results and timing discussed in this Current Report on Form 8-K. All forward-looking statements included in this Current Report on Form 8-K are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AB HOLDING GROUP, INC.



Date:  December 16, 2005                      /s/ MIKE WALLIS
                                              ---------------------------------
                                              Mike Wallis
                                              Chief Financial Officer and Vice
                                              President, Finance